UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14C INFORMATION

              INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE
                        SECURITIES EXCHANGE ACT OF 1934

[X] Filed by the Registrant       [ ] Filed by a Party other than the Registrant

Check the appropriate box:
[X] Preliminary Information Statement
[ ] Definitive Information Statement Only
[ ] Confidential, for Use of the Commission (as permitted by Rule 14c)

                          AMWEST IMAGING, INCORPORATED
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                (Name of Registrant as Specified In Its Charter)

Name of Person(s) Filing Information Statement, if other than Registrant: N/A

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Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14C-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
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
                          AMWEST IMAGING, INCORPORATED
                             815 JOHN ST., SUITE 150
                              EVANSVILLE, IN 47713

                              INFORMATION STATEMENT

     This Information Statement (the "Information Statement") is being furnished to all holders of shares of Common Stock, par value $0.001 per share ("Common Stock"), of record at the close of business on _______________ (collectively, the "Stockholders") of Amwest Imaging, Incorporated, a Nevada corporation (the "Company"), with respect to proposed corporate actions of the Company. This Information Statement is first being provided to the Stockholders on or about
__________________.

     The corporate actions involve two (2) proposals (the "Proposals") providing for the following:

1. To approve a 1-for-20 reverse stock split of the issued and outstanding shares of Common Stock, such that each Twenty (20) shares of Common Stock, $0.001 par value, issued and outstanding immediately prior to the effective date (the "Old Common Stock") shall be recombined, reclassified and changed into One
(1) share of the corporation's Common Stock, $0.001 par value (the "New Common Stock"), with any fractional interest rounded up to the nearest whole share (the "Reverse Stock Split").

2. To approve the change of name of the Company from Amwest Imaging, Incorporated to Intertech Solutions, Inc.

ONLY THE STOCKHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON ____________ ARE ENTITLED TO NOTICE OF THE PROPOSAL. PRINCIPAL STOCKHOLDERS WHO COLLECTIVELY HOLD IN EXCESS OF FIFTY-NINE (59%) OF THE COMPANY'S SHARES OF VOTING CAPITAL STOCK ENTITLED TO VOTE ON THE PROPOSALS HAVE VOTED IN FAVOR OF THE PROPOSALS. AS A RESULT, THE PROPOSALS HAVE BEEN APPROVED WITHOUT THE AFFIRMATIVE VOTE OF ANY OTHER STOCKHOLDERS OF THE COMPANY.

                       BY ORDER OF THE BOARD OF DIRECTORS


By: /s/ Jason Gerteisen
    ------------------------------------------
    Jason Gerteisen, President
    Evansville, Indiana

                                TABLE OF CONTENTS

ABOUT THE INFORMATION STATEMENT                                                4
What Is The Purpose Of The Information Statement?                              4
Who Is Entitled To Notice?                                                     4

PRINCIPAL STOCKHOLDERS                                                         5
Who Are the Principal Stockholders and How Many Votes Are They Entitled
 to Cast?                                                                      5
What Corporate Matters Have the Principal Stockholders Voted For               5
What Are The Recommendations of the Board of Directors?                        6
What Vote Is Required To Approve Each Proposal?                                6

PRINCIPAL OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMNT                 6
Security Ownership of Management                                               6
Security Ownership of Certain Beneficial Owners                                7

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS                   7

EXECUTIVE COMPENSATION                                                        10
Summary Compensation Table                                                    10
Narrative to Summary Compensation Table                                       10
Outstanding Equity Awards                                                     10
Director Compensation                                                         10
Employment Contracts                                                          11

DESCRIPTION OF SECURITIES                                                     11
Common Stock                                                                  11
Options                                                                       11
Warrants                                                                      12

ANTI-TAKEROVER EFFECTS OF PROVISIONS OF THE ARTICLES OF INCORPORATION,
 BYLAWS AND NEVADA LAW                                                        12
Transfer Agent                                                                12

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON      13

ADDITIONAL INFORMATION                                                        13

PROPOSAL 1 - REVERSE STOCK SPLIT                                              14
Purpose of the Reverse Stock Split                                            14
Potential Effects of the Reverse Stock Split                                  14
Effectiveness of the Reverse Stock Split                                      15
Summary of the Advantages and Disadvantages of Reverse Stock Split            15
Recommendation of Board of Directors                                          15
No Voting of Stockholders Required                                            15

PROPOSAL 2 - CHANGE OF NAME OF COMPANY                                        16
Purpose of the Change of Name                                                 16
Potential Effects of the Change of Name                                       16
Summary of Advantages And Disadvantages Of Change of Name                     16
Recommendation of Board of Directors                                          16
Effectiveness of Change of Name                                               16
No Voting of Stockholders Required                                            16

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS                  16

                          AMWEST IMAGING, INCORPORATED
                             815 JOHN ST., SUITE 150
                              EVANSVILLE, IN 47713

                            -------------------------
                              INFORMATION STATEMENT
                            -------------------------

This Information Statement (this "Information Statement") contains information related to certain corporate actions of Amwest Imaging, Incorporated, Inc., a Nevada corporation (the "Company"), and is expected to be mailed on or about __________________ to all holders of shares of Common Stock, par value $0.001 per share ("Common Stock"), of record at the close of business on ____________________(collectively, the "Stockholders")


                         ABOUT THE INFORMATION STATEMENT

WHAT IS THE PURPOSE OF THE INFORMATION STATEMENT?

     This Information Statement is being provided pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, to notify the Stockholders, as of the close of business on December 6, 2012 (the "Record Date"), of the corporate actions taken pursuant to the written consent of certain principal stockholders.

     Specifically, on December 6, 2012, holders of a majority of our Common Stock voted to approve the the corporate matters outlined in this Information Statement, consisting of: (i) To approve a 1-for 20 verse split split of the issued and outstanding shares of Common Stock, such that each Twenty (20) shares of Common Stock, $0.001 par value, issued and outstanding immediately prior to the effective date (the "Old Common Stock") shall be recombined, reclassified and changed into One (1) share of the corporation's Common Stock, $0.001 par value (the "New Common Stock"), with any fractional interest rounded up to the nearest whole share (the "Reverse Stock Split"); and (ii) To change the name of the Company from Amwest Imaging, Incorporated to Intertech Solutions, Inc. (the "Name Change").

WHO IS ENTITLED TO NOTICE?

     All holders of shares of Common Stock on the close of business on the Record Date will be entitled to notice of each matter voted upon by the principal stockholders pursuant to the written consent of the principal stockholders. Specifically, the holder s of a majority of the outstanding shares of Common Stock, which constitute a majority of all shares eligible to vote, have voted in favor of the Proposals listed in this notice. Under Nevada corporate law Section NRS 78.320, all the activities requiring stockholder approval may be taken by obtaining the written consent and approval of more than a majority (greater than 50.00%) of the holders of voting stock in lieu of a meeting of the stockholders.

     Because the holders of more than fifty percent, i.e., 59.9%, of the collective voting rights of the Common Stock, voted in favor of the Proposals, no action by the minority stockholders in connection with the Proposal set forth herein is required.

                             PRINCIPAL STOCKHOLDERS

WHO ARE THE PRINCIPAL STOCKHOLDERS AND HOW MANY VOTES ARE THEY ENTITLED TO CAST?

     The holders of a majority of the shares of Common Stock include: Jason Gerteisen, a member of our Board of Directors and President, is the holder of 138,500,000 shares of Common Stock; Legacy Group Markets is the holder of 190,000,00 shares of Common Stock on behalf of its clients and has been authorized by them to vote such shares; and Clear Water Securities is the holder of 25,000,00 of shares of Common Stock on behalf of its clients and has been authorized by them to vote such shares. The voting rights of the aforementioned represent 59.9% of the total issued and outstanding voting rights of the Company.

WHAT CORPORATE MATTERS HAVE THE PRINCIPAL STOCKHOLDERS VOTED FOR?

     The principal stockholders that hold a greater than a majority, 59.9% of the total issued and outstanding voting Rights of the Company has voted by written consent for the approval and ratification of both of the Board of Directors proposal described in this Information Statement.(1)

                                                                        Percent
                                                          Percent of     of All
Series                                      Shares in     Ownership      Voting
of Stock     Shareholder                     Series       in Series      Rights
--------     -----------                     ------       ---------      ------
Common    Jason Gerteisen                  138,500,000     23.50%        23.50%
          815 John St., Suite 150
          Evansville, IN 47713


Common    Legacy Group Markets, S.A.(2)    190,000,000     32.20%        32.20%
          2nd Floor, Caye Bank Bldg.
          Coconut Drive, San Pedro
          Ambergris Caye
          Belize


Common    Clear Water Securities, Inc.(3)   25,000,000      4.24%        4.24%
          Caye Bank Building
          Suite 200
          Coconut Drive, San Pedro
          Ambergris Caye
          Belize

----------
Notes:
(1) Based on 589,357,259 of our Common Stock issued and outstanding as of December 6, 2012. Under Rule 13d-3, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of common stock actually outstanding on December 6, 2012.
(2) Legacy Group Markets, S.A. is a Broker-Dealer and holds the shares on behalf of its clients, the beneficial owners of the shares, and it has been authorized by its clients to vote the shares.
(3) Clear Water Securities, Inc. is a Broker-Dealer and holds the shares on behalf of its clients, the beneficial owners of the shares, and it has been authorized by its clients to vote the shares.

WHAT IS THE IS THE RECOMMENDATION OF THE BOARD OF DIRECTORS?

     On December 5, 2012, the Board of Directors unanimously adopted resolutions approving the Proposals. The Board of Directors recommends adoption of the Proposals.

WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSALS?

     A vote of the majority of the voting capital stock is required to approve the Proposals. As a result, a vote to approve the Proposals by a majority of the aggregate voting rights held by the holders of the Common Stock is sufficient to approve the Proposals. In this instance, 59.9% of the outstanding shares of voting stock have approved the Proposals.

         PRINCIPAL OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following tables set forth certain information concerning the number of shares of our capital stock owned beneficially as of December 6, 2012 by: (i) each person (including any group) known to us to own more than five percent (5%) of any Series of our voting securities, and (ii) our directors, and our named executive officers.

     Unless otherwise indicated, the stockholders listed possess sole voting and investment power with respect to the shares shown.

                                            Amount and    Percentage  Percentage
                                            Nature of         of        of All
                   Name and Address of      Beneficial      Common      Voting
Title of Series      Beneficial Owner       Ownership      Stock(1)     Rights
---------------      ----------------       ---------      --------     ------

                        DIRECTORS AND EXECUTIVE OFFICERS

Common Stock     Jason Gerteisen             138,500,000     23.50%      23.50%
                 Chief Executive Officer,       Direct
                 President, Secretary
                 and a Director(2)

Common Stock     Patrick Kadlec                1,000,000      0.01%       0.01%
                 CFO and a Director(2)          Direct

Common Stock     All Directors and           139,500,000     23.51%      23.51%
                 Executive Officers as          Direct
                 a Group (2 persons)

                                            Amount and    Percentage  Percentage
                                            Nature of         of        of All
                 Name and Address of        Beneficial      Common      Voting
Title of Series    Beneficial Owner         Ownership      Stock(1)     Rights
---------------    ----------------         ---------      --------     ------

                                 5% STOCKHOLDERS

Common Stock   Jason Gerteisen               138,500,000    23.50%      23.50%
               815 John St., Suite 150         Direct
               Evansville, IN 47713

Common Stock   Legacy Group Markets, S.A.(3) 190,000,000
               2nd Floor, Caye Bank Bldg.     Indirect      32.20%      32.20%
               Coconut Drive, San Pedro
               Ambergris Caye
               Belize

----------
Notes:
(1) Based on 589,357,259 shares of our common stock issued and outstanding as of December 6, 2012. Under Rule 13d-3, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of common stock actually outstanding on December 6, 2012.
(2)  The address is 815 John St., Suite 150, Evansville, IN 47713.
(3) Legacy Group Markets, S.A. is a Broker-Dealer and, holds the shares on behalf of its clients, the beneficial owners of the shares, and it has been authorized by its clients to vote the shares.

          DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

     We have no promoters or control persons required to be disclosed. Our executive officers and directors and their ages and titles as of December 6, 2012 are as follows:

Name of Director              Age         Position
----------------              ---         --------
Jason Gertweisen              29          President, Secretary and a Director
Patrick Kadlec                67          CFO and a Director

     JASON GERTEISEN has been the President and Secretary and a director of Amwest Imaging ,Incorporated since August 29, 2011. Mr. Gerteisen served as Treasurer of Amwest Imaging, Incorporated from August 29, 2011 to December 12, 2011. Mr. Gerteisen is a successful leader in sales and management, with a focus on technology and web-based businesses. He served as Campaign Manager for Jim Tomes for Senate in Indiana, where he designed and ran a campaign that resulted in a huge win for the republican candidate of a seat that had been held by democrats for over 15 years. He served as Chief Executive Officer of his own tech company, Mr. Gerteisen has guided the way for others in his industry utilizing social marketing tools, web design, and internet marketing to help create a global network of clients and business builders. While studying Global Business Management at the University of Phoenix, he managed many quality and successful projects as a Project Manager of companies in the construction industry. He serves as a Director of Amwest Imaging, Incorporated.

     PATRICK KADLEC, has been CFO and a director of the Company from December, 2011 to present. He had been a successful business consultant since 1982, specializing in business start-ups and re-organizations. Mr. Kadlec is a graduate of the University of Minnesota where he earned a Bachelors Degree in Psychology, and also earned a Master Degree in Administration and Management from the College of St. Thomas in St. Paul, MN. Mr. Kadlec is also a Vietnam Veteran.

TERM OF OFFICE

     Members of our board of directors are appointed to hold office until the next annual meeting of our stockholders or until his or her successor is elected and qualified, or until he or she resigns or is removed in accordance with the provisions of the Nevada Revised Statutes. Our officers are appointed by our board of directors and hold office until removed by the board.

SIGNIFICANT EMPLOYEES

     We have no significant employees, other than our executive officers.

NON-EMPLOYEE DIRECTORS

     The Board members serve for the latter of a period of one year or until the next annual meeting of Company's shareholders.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

     None of our directors or executive officers has been, during the past ten years:

     (i) involved in any bankruptcy petition filed by or against such person or any business of which such person was a general partner or executive officer, either at the time of the bankruptcy or within two years prior to that time;

     (ii) convicted of any criminal proceeding or subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

     (iii) subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoined, barred, suspended or otherwise limited from involvement in any type of business, securities, futures, commodities or banking activities;

     (iv) found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

     (v) found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reverse, suspended, or vacated;

     (vii) subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, related to an alleged violation of securities or commodities law or regulation; any law or regulation respecting financial institutions or insurance companies; or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

     (viii) the subject of, or a party to, any sanction or order, not subsequently reversed, suspending or vacated, of any self-regulatory any registered entity of the Commodity Exchange Act or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

DIRECTOR INDEPENDENCE

     We have determined that our board of directors currently has one member who qualify as "independent" as the term is used in Item 407 of Regulation S-K as promulgated by the SEC and as that term is defined under NASDAQ Rule 4200(a)(15). The independent director is Patrick Kadlec. On the basis of information solicited from each director, Patrick Kadlec has no material relationship with us and is independent within the meaning of such rules. In making this determination, the board evaluated responses to a questionnaire completed by each director regarding relationships and possible conflicts of interest between each director, the company and management. In its review of director independence, the board considered all commercial, industrial, banking, consulting, legal, accounting, charitable, and familial relationships any director may have with the company or management.

BOARD MEETINGS AND COMMITTEES, ANNUAL MEETING ATTENDANCE

     Although we intend to establish an audit committee and compensation committee, our board of directors has not adopted any committees to the board of directors. Our board of directors held 2 formal meeting during the most recently completed fiscal year. Other proceedings of the board of directors were conducted by resolutions consented to in writing by all the directors and filed with the minutes of the proceedings of the directors. Such resolutions consented to in writing by the directors entitled to vote on that resolution at a meeting of the directors are, according to the corporate laws of the State of Nevada and our bylaws, as valid and effective as if they had been passed at a meeting of the directors duly called and held.

     At each annual meeting of shareholders, directors will be elected by the holders of common stock to succeed those directors whose terms are expiring. Directors will be elected annually and will serve until successors are duly elected and qualified or until a director's earlier death, resignation or removal. Our bylaws provide that the authorized number of directors may be changed by action of the majority of the board of directors or by a vote of the shareholders of our Company. Vacancies in our board of directors may be filled by a majority vote of the board of directors with such newly appointed director to serve until the next annual meeting of shareholders, unless sooner removed or replaced. We currently do not have a policy regarding the attendance of board members at the annual meeting of shareholders.

CODE OF ETHICS

     We have adopted a code of ethics that applies to our officers, directors and employees in accordance with applicable federal securities laws. We have filed a copy of our code of ethics as an exhibit to our Annual Report on Form 10-K for the fiscal year ended February 29, 2012 filed with the Securities and Exchange Commission on June 28, 2012. This document may be reviewed by accessing our public filings at the SEC's web site at www.sec.gov. In addition, a copy of the code of ethics can be obtained on our website at www.amwestimagining.com. We intend to disclose any amendments to or waivers of certain provisions of our code of ethics in a Current Report on Form 8-K

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of any publicly traded class of our equity securities, to file reports of ownership and changes in ownership of our equity securities with the SEC. Officers, directors, and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file.

     Based solely on the reports received and on the representations of the reporting persons, we believe that these persons have complied with all applicable filing requirements of Section 16(a) of the Exchange Act during fiscal 2012.

                             EXECUTIVE COMPENSATION

     The table below summarizes the total compensation earned by or paid to our principal executive officer, our principal financial officer and each of our two other executive officers other than our principal executive officer and principal financial officer for the fiscal years ended February 29, 2012 and February 28, 2011. The amounts represented in the "Options Award" column reflect the stock compensation expense recorded pursuant to the ASC Topic 718 and does not necessarily equate to the income that will ultimately be realized by the named executive for such awards.

SUMMARY COMPENSATION TABLES

                                                          Non-Equity      Non-qualified
 Name and                                                 Incentive         Deferred
 Principal                         Stock       Option        Plan         Compensation     All Other
 Position       Year   Salary($)  Bonus($)    Awards($)  Compensation($)   Earnings($)   Compensation($)  Totals($)
 --------       ----   ---------  --------    ---------  ---------------   -----------   ---------------  ---------
Jason Gerteisen 2011       --       --            --           --              --              --               --
President and   2012   15,000       --        97,000           --              --              --          120,000
Director

Patrick Kadlec  2011       --       --            --           --              --              --               --
Secretary and   2012       --       --            --           --              --              --               --
Director

----------
(1) On September 8, 2011, Mr. Gerteisen was granted 26,000,000 shares of the Company's restricted common stock

NARRATIVE DISCLOSURE TO SUMMARY COMPENSATION TABLE

     Jason Gerteisen is currently drawing a salary of $2,500 per month and was granted twenty six million (26,000,000) of the Company's common shares during the year ended February 29, 2012.

OUTSTANDING EQUITY AWARDS

     There were no outstanding unexercised options, unvested stocks or equity incentive plan awards held by any of our named executive officers and significant employees, as of December 6, 2012.

DIRECTOR COMPENSATION

     The following table sets forth the compensation awarded to, earned by or paid to the directors during the fiscal year ended February 29, 2012.

                                                                      Change in
                                                                       Pension
                                                                      Value and
                   Fees                             Non-Equity       Nonqualified
                  Earned                             Incentive        Deferred
                 Paid in      Stock     Option         Plan         Compensation     All Other
    Name          Cash($)    Awards($)  Awards($)  Compensation($)   Earnings($)  Compensation($)   Total($)
    ----          -------    ---------  ---------  ---------------   -----------  ---------------   --------
Patrick Kadlec      --        40,000       --           --               --             --          40,000

----------
(1) Patrick Kadlec was granted one million (1,000,000) shares of the Company's common stock.

     We do not have a plan pursuant to which our directors are compensated and directors currently do not receive cash compensation for their services on the Board of Directors although they do receive stock as determined by the full board of directors with each director abstaining from any such vote involving himself or a member of his immediate family.

     Our non-employee director is currently compensated with the issuance of stock options, which generally become exercisable upon the date of grant, and which generally expire on the earlier of ten years from the date of grant or up to three years after the date that the optionee ceases to serve as a director. Non-employee directors will be reimbursed for out-of-pocket expenses associated with attending to our business.

EMPLOYMENT CONTRACTS

     We have no employment contracts, termination of employment or change-in-control arrangements with any of our executive officers or other employees.

                           DESCRIPTION OF SECURITIES

     The current authorized capital stock of our Company consists of Six Hundred Million (600,000,000) shares of Common Stock, par value $0.001. As of December 6, 2012, 589,357,259 shares of Common Stock were issued and outstanding. No Common Shares have been issued since December 6, 2012. The following description is a summary of the capital stock of our Company and contains the material terms of our voting capital stock. Additional information can be found in our Certificate of Incorporation and our Bylaws.

COMMON STOCK

     On December 6, 2012 (the "Record Date"), there were 589,357,259 shares of Common Stock issued and outstanding. Each share of Common Stock entitles the holder to one (1) vote on each matter submitted to a vote of our stockholders, including the election of Directors. There is no cumulative voting. The holders of our Common Stock are entitled to receive ratably such dividends, if any, as may be declared from time to time by the Board. Common Stock holders have no preemptive, conversion or other subscription rights. There are no redemption or sinking fund provisions related to the Common Stock. In the event of liquidation, dissolution or winding up of the Company, our Common Stock holders are entitled to share ratably in all assets remaining after payment of liabilities, subject to prior distribution rights of preferred stock, if any, then outstanding.

OPTIONS

     No options are outstanding as of the date of this Information Statement.

WARRANTS

     No warrants are outstanding as of the date of this Information Statement.

     ANTI-TAKEOVER EFFECTS OF PROVISIONS OF THE ARTICLES OF INCORPORATION,
                             BYLAWS AND NEVADA LAW

AUTHORIZED AND UNISSUED STOCK

     The authorized but unissued shares of our Common Stock are available for future issuance without the approval of our stockholders. These additional shares may be utilized for a variety of corporate purposes including but not limited to future public or direct offerings to raise additional capital, corporate acquisitions and employee incentive plans. The issuance of such shares may also be used to deter a potential takeover of the Company that may otherwise be beneficial to our stockholders by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with the desires of the Board. A takeover may be beneficial to stockholders because, among other reasons, a potential suitor may offer stockholders a premium for their shares of stock compared to the then-existing market price.

NEVADA ANTI-TAKEOVER LAWS

     Nevada Revised Statutes ("NRS") Sections 78.378 to 78.3793 provide state regulation over the acquisition of a controlling interest in certain Nevada corporations unless the articles of incorporation or bylaws of the corporation provide that the provisions of these sections do not apply. Our Articles of Incorporation and Bylaws do not state that these provisions do not apply.

     The statute creates a number of restrictions on the ability of a person or entity to acquire control of a Nevada company by setting down certain rules of conduct and voting restrictions in any acquisition attempt, among other things. The restrictions on the acquisition of controlling interests contained in NRS Sections 78.378 to 78.3793 apply only to a Nevada corporation that:

     (a) has 200 stockholders of record (at least 100 of whom have addresses in the State of Nevada appearing on the stock ledgers of the corporation); and

     (b) does business in the State of Nevada, either directly or through an affiliated corporation.

     Currently, we do not have 200 stockholders of record, nor do we have 100 stockholders of record with addresses in the State of Nevada. Furthermore, we do not conduct business in the State of Nevada and we do not intend to conduct business in the State of Nevada in the near future. Accordingly, the anti-takeover provisions contained in NRS Sections 78.378 to 78.3793 do not apply to us, and are not likely to apply to us in the foreseeable future.

TRANSFER AGENT AND REGISTRAR

     Pacific Stock Transfer is the transfer agent and registrar of our Common Stock. Their address is 4045 South Spencer Street, Suite 403, Las Vegas, NV 89119 and their telephone number is (702) 361-3033.

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
      INTEREST OF CERTAIN PERSONS IN OPPOSITION TO MATTERS TO BE ACTED UPON

(a) No officer or Director of the Company has any substantial interest in the matters to be acted upon, other than his role as an officer or Director of the Company.

(b) No Director in good standing with the Company has informed the Company that he intends to oppose the actions to be taken by the Company as set forth in this Information Statement.

                             ADDITIONAL INFORMATION

     Additional information concerning Amwest Imaging, Incorporated, including its annual and quarterly reports filed with the SEC, may be accessed through the SEC's EDGAR archives at www.sec.gov.

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
         PROPOSAL 1 - REVERSE STOCK SPLIT OF THE COMPANY'S COMMON STOCK

     The Company's Board proposes to effectuate a 1 - for - 200 reverse split of the total issued and outstanding shares of Common Stock of the Company as follows:

"There shall be a 1 - for - 20 Reverse Split of the issued and outstanding shares of Common Stock, such that each Twenty (20) shares of Common Stock, $0.001 par value, issued and outstanding immediately prior to the effective date (the "Old Common Stock") shall be recombined, reclassified and changed into One
(1) share of the Company's Common Stock, $0.001 par value (the "New Common Stock"), with any fractional interest rounded up to the nearest whole share."

PURPOSE OF A REVERSE STOCK SPLIT OF THE COMPANY'S COMMON STOCK

     There are various reasons for the proposed Reverse Stock Split, the foremost of which is to increase the price of the Company's traded Common Stock, which the Board believes would foster confidence in the Company and assist it in obtaining financing on more favorable terms than otherwise might be available.

     Another projected benefit of the Reverse Stock Split would be to meet the minimum price requirements of certain clearing houses which are involved in the clearing of the Company's Common Stock. Also, there would be a very substantial reduction in the transaction costs associated with trading in the Company's Common Stock. In most cases, trading costs include both "brokers" trading commissions and the "indirect cost" of "dealer markup," that is, the difference between the buying and selling prices of dealers in a given stock the "bid-ask spread")

     However, no assurance can be given that the market price of the Common Stock will increase in direct proportion to the ratio of the Reverse Stock Split. A failure of the stock's trading price to completely reflect the mathematics of the Reverse Stock Split would result in a reduction in the market value of the Company's securities, but, on the other hand, it is no less likely that the Reverse Stock Split may result in a disproportionately increased value of the market value of the Company's Common Stock.

     There can be no assurance that the total market capitalization of the Common Stock after the proposed Reverse Stock Split will be equal to the total market capitalization before the proposed Reverse Stock Split or that the market price following the Reverse Stock Split will either exceed or remain in excess of the current market price.

POTENTIAL EFFECTS OF THE REVERSE STOCK SPLIT

     Pursuant to the Reverse Stock Split, each holder of shares of our Common Stock (the "Old Common Stock") immediately prior to the effectiveness of the Reverse Stock Split will become the holder of fewer shares of our Common Stock (the "New Common Stock") after consummation of the Reverse Stock Split. Although the Reverse Stock Split, will not, by itself, impact our assets or properties, the Reverse Stock Split could result in a decrease in the aggregate market value of our equity capital. The Reverse Stock Split will affect all stockholders equally and will not affect any stockholder's proportionate equity interest in us. Following the Reverse Stock Split, each share of New Common Stock will entitle the holder thereof to one vote per share and will otherwise be identical to one share of the Old Common Stock.

     The number of shares of Common Stock issued and outstanding will be reduced to a number that will be approximately equal to (a) the number of shares of Common Stock issued and outstanding immediately prior to the effectiveness of the Reverse Stock Split, divided by (b) 20, and (c) increased by the rounding up of any fractional shares to whole shares. With the exception of the number of shares issued and outstanding, the rights and preference of the shares of Common prior and subsequent to the Reverse Stock Split will remain the same. It is not anticipated that our financial condition, the percentage ownership of management, the number of our stockholders or any aspect of our business would materially change as a result of the Reverse Stock Split. Our Common Stock is currently registered under Section 12(g) of the Exchange Act, and as a result, we are subject to the periodic reporting and other requirements of the Exchange

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Act. The Reverse Stock Split is not the first step in, and will not have the effect of, a "going private transaction" covered by Rule 13e-3 under the Exchange Act. Additionally, the Reverse Stock Split will not affect the registration of our Common Stock under the Exchange Act as we will continue to be subject to the Exchange Act's periodic reporting requirements.

EFFECTIVENESS OF REVERSE STOCK SPLIT

     The Reverse Stock Split will be effected at a ratio of one-for-twenty (1-for-20). Commencing on the date of the Reverse Stock Split, each Old Common Stock certificate will be deemed for all corporate purposes to evidence ownership of the reduced number of shares of Common Stock resulting from the Reverse Stock Split and each stockholder of record who owns a fewer number of shares of our Common Stock than the Reverse Stock Split ratio shall have his or her fractional shares rounded up to equal one whole share of New Common Stock.

     The Reverse Stock Split will be effected at the same time as the effectiveness of the Change of Company Name, in Proposal 2, no less than 20 days and no more than 25 days following mailing of this Information Statement.

SUMMARY OF ADVANTAGES AND DISADVANTAGES OF REVERSE STOCK SPLIT

     There are certain advantages and disadvantages of voting for the Reverse Stock Split. The advantages include:

     * To increase the price per share of our Common Stock which would the shares of Common Stock to be more easy and less expensive to be traded on the open market.

     * To increase the price per share of our Common Stock which would increase our ability to raise investment capital.

     The disadvantages include:

     * The possibility that the increase in price per share occurring at the time of the Reverse Stock Split will not hold and that the share price may fall, thus decreasing the overall value of one's stock holdings.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     Our Board unanimously recommended a vote "FOR" the approval to effectuate the one-for-twenty (1-for-20) Reverse Stock Split.

NO VOTING OF STOCKHOLDERS REQUIRED

     We are not soliciting any votes with regard to the proposal to effectuate the Reverse Stock Split. Certain a principal stockholder that have voted in favor of this Proposal hold 59.9% of the total issued and outstanding shares of voting stock and accordingly, this principal stockholder has sufficient shares to approve the Proposal.

                     PROPOSAL 2 - CHANGE OF NAME OF COMPANY

     The Company's Board proposes to change of name of the Company from Amwest Imaging, Incorporated to Intertech Solutions, Inc.

PURPOSE OF THE CHANGE OF NAME

     The Company believes that the new name will better identify the name of the Company with the business of Company, i.e., a technology company whose primary business is providing relationship-building tools and processes that help any business cultivate profitable relationships with customers, all through web-based soultions.

POTENTIAL EFFECTS OF THE CHANGE OF NAME

     The Company does not believe that there are any potential effects with respect to the change of name other than the Company must obtain a new CUSIP number from the CUSIP Service Bureau and a new trading symbol from Financial Industry Regulatory Authority ("FINRA").

SUMMARY OF ADVANTAGES AND DISADVANTAGES OF CHANGE OF NAME

     There are certain advantages of voting for the Change of Name. The advantages include:

     * To better identify the business plan and future operations of the Company.

     There are no apparent disadvantages of voting for the Change of Name.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     Our Board unanimously recommended a vote "FOR" the approval to effectuate a change of name of the Company from Amwest Imaging, Incorporated to Intertech Solutions, Inc..

EFFECTIVENESS OF CHANGE OF NAME

     The Change of Name will be effected at the same time as the effectiveness of the Reverse Stock Split, in Proposal 1, no less than 20 days and no more than 25 days following mailing of this Information Statement.

NO VOTING OF STOCKHOLDERS REQUIRED

     We are not soliciting any votes with regard to the proposal to effectuate a change of name. Certain principal stockholders that have voted in favor of this Proposal hold 59.9% of the total issued and outstanding shares of voting stock and accordingly, these principal stockholders have sufficient shares to approve the Proposal.

          DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

     Only one (1) Information Statement is being delivered to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. The Company shall deliver promptly upon written or oral request a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the documents was delivered. A security holder can notify the Company that the security holder wishes to receive a separate copy of the Information Statement by sending a

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written request to the Company at 815 John Street, Suite 150, Evansville, IN
47713; or by calling the Company at (812) 250-4210 and requesting a copy of the Information Statement. A security holder may utilize the same address and telephone number to request either separate copies or a single copy for a single address for all future Information Statements and annual reports.

By Order of the Board of Directors


                                             /s/ Jason Gerteisen
                                             -----------------------------------
                                             Jason Gerteisen, President
                                             Evansville, IN

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